Exhibit 4.1

Certificate Number:              Number of Shares:            Class:  Common                            Par Value:  NPV
Date of Issue:                   Registered Holder:           Transfers (or Allotments) From:           Certificate Received
                                                                                                        Date:


                                                                                                        Signature:_________________

----------------------- -------------------- -------------------------- -------------------------- --------------------------------
 Certificate Number            Class               Number of Shares           Par Value                         Date of Issue
----------------------- -------------------- -------------------------- -------------------------- --------------------------------
                              Common                                             NPV
----------------------- -------------------- -------------------------- -------------------------- --------------------------------

THIS CERTIFIES THAT
                    ------------------------------------------------------------

of
   -----------------------------------------------------------------------------
 is the registered holder

of                                                                      Shares,
   -----------------------------------------------------------------------------


                          in the Authorized Capital of

                     WAVERIDER COMMUNICATIONS (CANADA) INC.

                       IN THE PROVINCE OF BRITISH COLUMBIA

         transferable only in the Central Securities Register, and in accordance with the Articles of the Company, by completion of the Form of Transfer endorsed hereon and surrender of this certificate.

         IN WITNESS WHEREOF the Company has caused this certificate to be signed by its duly authorized officer this _______________.

         TRANSFER OF THESE SHARES IS RESTRICTED.


                                        ____________________________________

  The undersigned, for valuable consideration received, hereby transfer to


 _______________________________________________________
                        (transferee)


_________________________________________________________
                     (number and class)

share(s) in the authorized capital of the Company to hold unto the transferee, his heirs, executors, administrators and assigns, subject to the Articles of the Company.

  DATE___________________________________

  SIGNATURE______________________________

  WITNESS________________________________